UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2025

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 14, 2025, upon the recommendation of its nominating and corporate governance committee, the Board of Directors (the “Board”) of Tenable Holdings, Inc. (the “Company”) increased the size of the Board to ten directors and appointed Stephen A. Vintz and Mark Thurmond to serve as directors of the Company, each effective May 14, 2025. Mr. Vintz and Mr. Thurmond will serve as Class I directors whose terms will expire at the 2028 Annual Meeting of Stockholders.
There is no arrangement or understanding between either Mr. Vintz or Mr. Thurmond and any other person pursuant to which they were selected as a director of the Company, and there is no family relationship between either Mr. Vintz or Mr. Thurmond and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving either Mr. Vintz or Mr. Thurmond requiring disclosure under Item 404(a) of Regulation S-K other than as previously reported in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 3, 2025.
Biographical and other information about each of Mr. Vintz and Mr. Thurmond is included in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 3, 2025.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 14, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”). Of the 120,191,047 shares outstanding as of the record date, 112,049,817 shares, or approximately 93.23%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of two nominees to serve as directors until the 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

	Votes For	Votes Withheld
Linda Zecher Higgins	76,486,896	24,002,477
Niloofar Razi Howe	78,169,563	22,319,810
Broker Non-Votes: 11,560,444.
All nominees were elected.
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
109,837,950	2,046,461	165,406	—
Proposal No. 3: The advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,410,359	5,004,841	74,173	11,560,444

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	May 14, 2025	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary